SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


                                 FORM 8-K
                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


            Date of Report (Date of earliest event reported):

                              July 28, 1998


                          TAMPA ELECTRIC COMPANY
          (Exact name of registrant as specified in its charter)



        Florida                    1-5007                    59-0475140
(State or other jurisdiction  (Commission File              (IRS Employer
 of incorporation)                Number)               Identification No.)



             702 North Franklin Street, Tampa, Florida 33602
          (Address of principal executive offices and zip code)


           Registrant's telephone number, including area code:
                              (813) 228-4111

Item 5.   Other Events.
          On July 28, 1998, Tampa Electric Company (the "Company") entered into a Purchase Agreement (the "Purchase Agreement") with Citicorp Securities,
Inc. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for the sale to the Underwriters of $50 million principal amount of Remarketed Notes Due 2038 (the "Notes"). The Notes are a portion of the $200 million principal amount of debt securities (the "Debt
Securities") the Company registered under the Securities Act of 1933, as amended, on a registration statement (the "Registration Statement") on Form
S-3 (File No. 333-55873). The Purchase Agreement incorporates terms from an Agency Agreement (the "Agency Agreement") dated July 28, 1998 among the Company, Citicorp Securities, Inc. and Morgan Stanley & Co. Incorporated, which also may provide terms for subsequent sales of Debt Securities.
Closing of the transaction is expected to take place on July 31, 1998. The Notes will be issued and sold pursuant to an Indenture (the "Base
Indenture") dated as of July 1, 1998 between the Company and The Bank of New York, as Trustee, as amended and supplemented by the First Supplemental Indenture thereto (the "Supplemental Indenture"). The Purchase Agreement, the Agency Agreement and the forms of the Supplemental Indenture and the Note are exhibits to this Current Report on Form 8-K. The form of Base Indenture was filed as an exhibit to the Registration Statement.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits

               (1.1) Purchase Agreement, dated July 28, 1998, among Tampa Electric Company, Citicorp Securities, Inc. and Morgan Stanley & Co. Incorporated.

               (1.2) Agency Agreement, dated July 28, 1998, among Tampa Electric Company, Citicorp Securities, Inc. and Morgan Stanley & Co. Incorporated.

               (4.1) Form of First Supplemental Indenture between Tampa Electric Company and The Bank of New York.

               (4.2)  Form of Remarketed Note Due 2038.

               (5.1) Opinion of Palmer & Dodge LLP regarding validity of the Notes, dated July 28, 1998.

               (23.1) Consent of Palmer & Dodge LLP.  Included in Exhibit 5.1.

                                SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






July 29, 1998                           TAMPA ELECTRIC COMPANY



                                        By:   /s/ G.L. Gillette
                                        G.L. Gillette
                                        Vice President-Finance and Chief
                                        Financial Officer

                              EXHIBIT INDEX


(1.1) Purchase Agreement, dated July 28, 1998, among Tampa Electric Company, Citicorp Securities, Inc. and Morgan Stanley & Co. Incorporated.

(1.2) Agency Agreement, dated July 28, 1998, among Tampa Electric Company, Citicorp Securities, Inc. and Morgan Stanley & Co. Incorporated.

(4.1) Form of First Supplemental Indenture between Tampa Electric Company and The Bank of New York.

(4.2)     Form of Remarketed Note Due 2038.

(5.1) Opinion of Palmer & Dodge LLP regarding validity of the Notes, dated July 28, 1998.

(23.1)    Consent of Palmer & Dodge LLP.  Included in Exhibit 5.1.